UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: May 7, 2010

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50009	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Sierra Rose Drive, Suite 112 Reno, NV 89511
(Address of Principal Executive Office)

Registrant’s telephone number, including area code 775-622-0327

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 6, 2010, the Registrant completed a private placement offering of 1,333,334 Units at a price of $0.75 per Unit.   Each Unit consisted of one share of common stock and one warrant to purchase an additional share of common stock at a price of $1.25 per share at any time during the 24 months following the date of closing of the offering.

The Units were offered and sold solely to persons outside the United States in reliance upon the exemption from registration provided by Regulation S under the Securities Act of 1933, for offerings made solely outside the United States to non-U.S. persons

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ John Pulos

CFO

Date: May 12, 2010